UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
SCHEDULE
14A INFORMATION
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Securities Exchange Act of 1934
(Amendment No.    )

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ODYSSEY MARINE EXPLORATION, INC.
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ODYSSEY MARINE EXPLORATION

Notice of 2023 Annual Meeting & 2023 Proxy Statement

(NASDAQ:OMEX)

ODYSSEY

Dear Fellow Stockholder,

Spring is often used as a metaphor for transition and growth, and this theme especially holds true for Odyssey this year. Our team’s work in 2022 and early 2023 has set the stage for the future Odyssey Marine Exploration. Over that time, we’ve focused on three areas: a successful outcome to the ExO Phosphate Project in Mexico, developing other projects to provide minerals for the future, including battery metals and phosphate, and strengthening our corporate foundation and balance sheet.

One of the most significant changes to our balance sheet and potential fully diluted share count came this past March when the 2015 Stock Purchase Agreement (SPA) and associated notes held by Mexican steel producer AHMSA and its mining subsidiaries were terminated. The net results of this and related transactions included a net reduction of indebtedness of $17.45 million and a net reduction of 13.4 million shares of common stock potentially issuable by Odyssey. These accretive transactions included a release of collateral related to the ExO project, providing additional flexibility to Odyssey. Because the agreements were executed after the end of 2022, these changes are not reflected in the financial statements for the year ended December 31, 2022, but the details of the transactions are noted as subsequent events in the Company’s Annual Report.

When we entered into the SPA eight years ago, we all believed that the ExO Phosphate Project would soon be underway and that the environmental permit would be evaluated in accordance with Mexican law. Even after Mexico’s own court ruled unanimously that the permit was denied unlawfully, no permit was issued. As a result, Odyssey was forced to file a North American Free Trade Agreement (NAFTA) arbitration case to protect our investment and shareholder interests. In Q3 2022, we completed the evidentiary phase of the case, and we are now awaiting a decision. Although we cannot predict when the NAFTA Tribunal will rule or how it will rule, we remain confident in our case’s merits and look forward to the NAFTA Tribunal’s decision. To read Odyssey’s latest filings in the case, visit www.odysseymarine.com/nafta.

While the ExO Phosphate project outcome attracts the most attention due to the large claim amount, there is so much more to Odyssey, including a project portfolio with active projects and projects in development that could total a similar or even higher value to Odyssey in the future. It’s time to shift the spotlight to our core mission, exploring the deep ocean for critical minerals.

We’re focused not only on the future of Odyssey but also on our planet’s future. Our efforts are concentrated on minerals that provide solutions to world challenges, including reducing carbon emissions with a shift to renewables and increasing fertilizer availability to help feed a growing world population. Our projects all fall within the Exclusive Economic Zones (EEZs) of countries interested in exploring their waters for critical minerals. We are creating a diversified portfolio with multiple mineral sets and geographic locations.

Powering the Future with Polymetallic Nodules

A green future isn’t possible without the battery metals to power it. Demand for critical battery minerals is expected to quadruple by 2050, with the market for several critical minerals even higher: 26 times more lithium, six times more cobalt, 12 times more nickel, and nine times more graphite. As a result, top U.S. and allied government officials, business leaders, and other stakeholders are coming together to find secure and reliable supply chains unrelated to China in the transportation and energy sectors.

The future is deep, and Odyssey has the experience and project opportunities to get there. Polymetallic nodules contain all the metals required to produce lithium-ion batteries and other renewable energy technologies. These nodules lie 4,000 – 6,000 meters deep on the seafloor abyssal plain and can be harvested with much less environmental and societal impact than the current terrestrial sources.

I recently attended the SAFE Summit in Washington D.C. The Summit’s objectives were to help progress the world’s push towards a cleaner energy future, including the mass conversion to electric vehicles. The Summit was attended by a number of senior government and industry leaders and there was significant discussion on how the potential contribution of seabed minerals could accelerate the global shift towards a low carbon economy.

Odyssey currently holds a significant equity stake in a promising polymetallic nodule project and is actively working to develop or acquire interests in additional projects in this space.

Feeding the Future with Phosphate Deposits

The world population is now more than eight billion people and is on track to reach 10 billion by 2050. This growth will require a 70% increase in food production, and phosphate is a critical component in the fertilizers needed to increase farm production. However, China, Morocco, and Russia dominate phosphate reserves and production, resulting in geopolitical risks to the entire supply chain, from phosphate to food prices.

Utilizing our extensive experience developing subsea phosphate projects, we are seeking to add new projects in this mineral class to our portfolio. It is anticipated that the project’s deposits will be able to be extracted with the standard and similar technology and engineering solutions already identified and developed for the ExO Project.

As we approach the long-awaited resolution on the ExO phosphate project, we continue to be thankful for our stockholders’ continued support. We look forward to validating your trust in us and our deep-ocean mineral exploration business throughout 2023 and beyond. The minerals we are targeting are in high demand, and our unique capabilities allow us to find and recover deep-ocean resources and bring them to the surface in a way that will provide a brighter future for all.

With gratitude,

Mark D. Gordon

Chief Executive Officer and Chairman of the Board of Directors

Odyssey Marine Exploration, Inc.

April 25, 2023

Odyssey Marine Exploration, Inc.

205 S. Hoover Boulevard, Suite 210

Tampa, Florida 33609

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 5, 2023

The Annual Meeting of Stockholders of Odyssey Marine Exploration, Inc. will be held at the Hampton Inn & Suites located at 5329 Avion Park Drive, Tampa, Florida 33607 on Monday, June 5, 2023, at 9:30 a.m. (EDT) for the following purposes:

1.	to elect five directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	to ratify the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2023;

3.	to hold a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation;

4.	to obtain non-binding advisory approval of the compensation of our named executive officers; and

5.	to transact such other business as may properly come before the Annual Meeting of Stockholders or at any adjournments or postponements thereof.

The record date for determining those stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof is Wednesday, April 12, 2023.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page 2 of the proxy statement. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. If you are a registered holder and decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Mark D. Gordon

Chief Executive Officer and Chairman of the Board of Directors

Tampa, Florida

April 25, 2023

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. In accordance with rules promulgated by the Securities and Exchange Commission, we have elected to use the Internet as our primary means of furnishing proxy materials to our stockholders. Therefore, most stockholders will not receive paper copies of our proxy materials. Instead, we will send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting by use of the Internet. The Notice of Internet Availability of Proxy Materials also informs stockholders how to get paper copies of our proxy materials if they wish to do so. We believe this method of proxy distribution will make the proxy distribution process more efficient, less costly, and will contribute to the conservation of natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via e-mail unless you change your election.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement

Odyssey Marine Exploration, Inc.

205 S. Hoover Boulevard, Suite 210

Tampa, Florida 33609

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Odyssey Marine Exploration, Inc., a Nevada corporation (the “Company,” “Odyssey,” “we,” “us,” or “our”), for the Annual Meeting of Stockholders to be held at 9:30 a.m. (EDT) on Monday, June 5, 2023, at the Hampton Inn & Suites located at 5329 Avion Park Drive, Tampa, Florida 33607, and at any adjournments or postponements of the Annual Meeting.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are:

1.	to elect five directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	to ratify the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2023;

3.	to hold a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation;

4.	to obtain non-binding advisory approval of the compensation of our named executive officers, and

5.	to transact such other business as may properly come before the Annual Meeting of Stockholders or at any adjournments or postponements thereof.

VOTING

Voting Rights

Only stockholders of record of Odyssey Marine Exploration, Inc. common stock on the record date, April 12, 2023, will be entitled to vote at our Annual Meeting. Each holder of record will be entitled to one vote on each matter for each share of common stock held by such holder on the record date. On the record date, there were 19,588,571 shares of our common stock outstanding.

A majority of the voting power that is present in person at the Annual Meeting or by proxy shall constitute a quorum at the Annual Meeting. Shares represented by a properly signed and returned proxy card will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote. Likewise, stock represented by “broker non-votes” will be treated as present for purposes of determining a quorum. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves to vote such shares on that matter. Your broker will not have discretion to vote on non-routine matters absent direction from you, including the election of directors and the advisory vote to approve our named executive officer compensation. If you hold your shares through a broker, your broker is permitted to vote your shares on “routine” matters, which includes the ratification of the independent registered public accounting firm, even if the broker does not receive instructions from you.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	1

The affirmative vote of the holders of a plurality of votes properly cast on the proposal at the annual meeting is required for the election of directors (Proposal 1). Stockholders may not cumulate votes in the election of directors. Proposals 2, 3 and 4 require the approval of the holders of a majority of votes properly cast on the proposal. Abstentions and broker non-votes have no effect on the determination of whether a director nominee or any proposal has received a plurality or majority of the votes cast.

If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Recommendations of the Board of Directors

The Odyssey Marine Exploration, Inc. Board of Directors recommends that you vote:

•	FOR each of the nominees to the Board of Directors (Proposal 1)

•	FOR ratification of the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2)

•	FOR a frequency of advisory votes on executive compensation of one year (Proposal 3)

•	FOR the proposal to approve the compensation of our named executive officers (Proposal 4)

Voting via the Internet, by Telephone or by Mail

Registered Holders

If you are a “registered holder” (meaning your shares are registered in your name with our transfer agent, Computershare Trust Company, N.A.), then you may vote either in person at the Annual Meeting or by proxy. If you decide to vote by proxy, you may vote via the Internet, by telephone or by mail, and your shares will be voted at the Annual Meeting in the manner you direct. For those registered holders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card or such holders may complete, sign, date and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials. For those stockholders who receive a Notice of Internet Availability of Proxy Materials, the Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone or to receive a paper proxy card to vote by mail. Telephone and Internet voting facilities for registered stockholders of record will close at 11:59 p.m. (EDT) on June 4, 2023.

If you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the four proposals.

Beneficial Owners

If, like most stockholders, you are a beneficial owner of shares held in “street name” (meaning a broker, trustee, bank, or other nominee holds shares on your behalf), you may vote in person at the Annual Meeting only if you obtain a “legal proxy” from the nominee that holds your shares and present it to the inspector of elections with your ballot at the Annual Meeting. Alternatively, you may provide voting instructions to the nominee that holds your shares by completing, signing and returning the voting instruction form that the nominee provides to you, or by using telephone or Internet voting arrangements described on the voting instruction form, the Notice of Internet Availability of Proxy Materials or other materials that the nominee provides to you.

Note to Beneficial Owners: Under applicable laws, a broker, trustee, bank, or other nominee has the discretion to vote on routine matters, including the ratification of the independent registered public accounting firm. Securities and Exchange Commission rules do not permit a broker, trustee, bank, or other nominee to vote on behalf of beneficial owners with respect to non-routine matters, such as the election of directors, an amendment to the company stock incentive plan and the advisory vote to approve our named executive officer compensation. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a “legal proxy” from your brokerage firm, bank or other holder of record and present it to the Inspector of Elections with your ballot. Stockholders who have elected to receive the proxy materials electronically will receive an e-mail on or about April 25, 2023, with information on how to access stockholder information and instructions for voting.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	2

Electronic Delivery

Stockholders who have elected to receive our 2023 Proxy Statement and 2022 Annual Report to stockholders electronically will receive an email on or about April 25, 2023, with information on how to access stockholder information and instructions for voting.

If you received your Notice of Internet Availability of Proxy Materials or all of your Annual Meeting materials by mail, we encourage you to sign up to receive your stockholder communications electronically. Email delivery benefits the environment and saves us money by reducing printing and mailing costs. With electronic delivery, you will be notified by email as soon as the Annual Report on Form 10-K and Proxy Statement are available on the Internet, and you may submit your stockholder votes online. Your electronic delivery enrollment will be effective until you cancel it. If you are a registered holder, visit www-us.computershare.com/Investor to create a login and to enroll. If you hold your shares of stock through a bank, broker, trustee or other nominee, please refer to the information provided by that entity for instructions on how to elect to view future Proxy Statements and Annual Reports over the Internet and how to change your elections.

Changing or Revoking Your Proxy

You may revoke or change a previously delivered proxy at any time before the Annual Meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to our Corporate Secretary at our principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares in “street name,” you must contact the nominee that holds the shares on your behalf to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the Annual Meeting if you obtain a legal proxy as described above.

Admission to the Meeting

If you plan to attend the Annual Meeting, please bring the following:

1.

Proper identification, such as a driver’s license or passport containing a recent photograph. We may inspect your bags or packages, and we may require you to check them, and, in some cases, we may not permit you to enter the meeting with them. The use of cell phones, smartphones, recording and photographic equipment and/or computers is not permitted in the meeting room.

2.	“Acceptable Proof of Ownership” if your shares are held in “Street Name.”

Acceptable Proof of Ownership is either (a) a letter from your broker stating that you beneficially owned Odyssey Marine Exploration, Inc. stock on the record date, April 12, 2023, or (b) an account statement showing that you beneficially owned Odyssey Marine Exploration, Inc. stock on the record date.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Elections and will be subsequently disclosed in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	3

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees for Election at this Annual Meeting

The Board of Directors currently consists of seven directors, five of whom are standing for election at the Annual Meeting. The Board of Directors recommends the election as directors of the five nominees listed below. All five of the nominees, Laura L. Barton, Mark D. Gordon, Mark B. Justh, Jon D. Sawyer, and Todd E. Siegel are currently directors of the Company. The persons named as “proxies” in the form of proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If, at the time of the Annual Meeting, any of the nominees named below should be unable to serve, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors does not expect any of the nominees to be unable to serve as director.

The Board is diverse and represents a wide range of experience and perspectives important to enhancing the Board’s effectiveness in fulfilling its oversight role. The table below sets forth the name and age of each nominee for director, indicating all positions and offices with the Company presently held; the period during which each person has served as a director; and any additional directorships with public companies. The term of each director will end at the next Annual Meeting of Stockholders and until their successors are elected and qualified or until the earliest of their death, resignation, or removal.

Mark D. Gordon Age 62 Director since January 2008; Chairman since June 2019; CEO since October 2014; President October 2007 – June 2019

Key Qualifications

The Board recognizes Mr. Gordon’s position with the Company as CEO and former President, as well as his entrepreneurial ability to build companies and lead them to realizing their true potential for success. He has helped guide the management team through the challenges and complexities of building a company; and he has strategically expanded opportunities for the Company by exploring new concepts and creative solutions to issues facing the Company, including funding, investor relations and communications forging lasting alliances across industry and organizational levels. Mr. Gordon’s leadership, management, strategic planning, business development and investor communications activities allow him to understand the complexities of the business and bring a unique perspective to the Board’s strategic discussions.

Laura L. Barton Age 61 Director since June 2019 CBO since March 2021; Corporate Secretary since July 2015; EVP June 2012 – March 2021

Key Qualifications

The Board recognizes Ms. Barton’s in-depth knowledge and historical perspective of the Company’s business, operations, strategy and management team from her more than 20 years of experience with the Company, including her current role as Chief Business Officer and Corporate Secretary. In addition to strategic planning and corporate governance, Ms. Barton directs and manages efforts to ensure proper internal business services are in place to support the execution of Odyssey’s mineral resource project development. The Board of Directors believes this experience, combined with her past corporate experience in the media and marketing industries, allows her to bring valuable strategic insights to Board discussions, planning and governance.

Todd E. Siegel Age 65 Director since March 2021; Chairman of the Governance and Nominating Committee Since June 2021

Key Qualifications

The Board recognizes Mr. Siegel’s extensive experience as a chief executive, chairman and director of publicly held companies. Mr. Siegel’s broad business background including management and operations, combined with his long relationship with and knowledge of all facets of the Company, makes him an asset to the Board. The Board of Directors believes his experience as a board member for several companies, including service on governance and capital committees, allows Mr. Siegel to bring insight as the chair of the Governance and Nominating Committee.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	4

Mark B. Justh Age 58 Director since July 2013; Lead Director since June 2015

Key Qualifications

The Board recognizes that Mr. Justh has results-oriented experience in the financial services industry. He has managed equities and derivatives distribution businesses in both the United States and Asia for J.P. Morgan and worked primarily with large global institutional investors and hedge funds. He has significant experience in both primary and secondary equities markets for both domestic and international corporations. The Board recognizes that Mr. Justh has an in-depth knowledge of industry trends, risk assessment and financial management. His background, both domestic and international, allows him to bring a unique perspective to the Board’s strategic and financial discussions.

Jon D. Sawyer Age 76 Director since November 2009; Chairman of Compensation Committee since March 2011; Chairman of Governance Committee June 2015 to June 2021

Key Qualifications

The Board recognizes that Mr. Sawyer’s expertise in corporate securities law, including his past experience with the Securities and Exchange Commission and extensive knowledge of the management of public companies on various issues such as financing, corporate governance, disclosure issues, executive compensation reporting, and mergers and acquisitions, provide the Board valuable insights regarding governance, regulatory process and law. His experience, background and knowledge are valuable assets to the Board and give him further insight into chairing the Compensation Committee.

The affirmative vote of the holders of a plurality of votes properly cast on the proposal at the Annual Meeting is required for the election of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR the nominees named above.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	5

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following sets forth biographical information for at least the last five years as to the business experience of each of the Company’s executive officers and directors.

Directors

John C. Abbott (age 53) joined Odyssey’s board in June 2015 and was appointed as Chairman of the Audit Committee in June 2016. He now serves as a consultant with Altos Hornos de Mexico, S.A.B de C.V. (“AHMSA”) Mr. Abbott previously served as the Chief Financial Officer of AHMSA and as Chief Executive Officer of The Meet Group (Nasdaq: MEET), a leading U.S. social network for meeting new people. Mr. Abbott served as Chairman of The Meet Group’s Board of Directors from February 2009 until June 2016. From 1992 to 2005, Mr. Abbott held several positions within J.P. Morgan’s Latin America Mergers & Acquisitions team, working in both New York and Sao Paulo. Mr. Abbott earned his B.A. degree in History from Stanford University and an M.B.A. degree from Harvard Business School. Mr. Abbott is not a nominee for election as a director at the Annual Meetiing and will no longer serve as a director after the Annual Meeting.

Laura L. Barton joined Odyssey’s board in June 2019 and has served as Chief Business Officer since March 2021 and as Corporate Secretary since July 2015. Ms. Barton also serves as Secretary or Assistant Secretary for Odyssey’s controlled subsidiaries. In April 2021, Ms. Barton joined the board of CIC Limited as Lead Director. Odyssey holds a minority ownership stake in CIC Limited. She formerly served as Executive Vice President-Communications from June 2012 to March 2021 and as Vice President-Communications from November 2007 to June 2012. With over 35 years of business experience including more than 20 years at Odyssey, Ms. Barton has extensive strategic planning, corporate governance, business analysis, management, investor relations, marketing, media and content development experience. Ms. Barton earned a B.A. degree in Mass Communications from the University of South Florida.

Mark D. Gordon has been a director since January 2008, Chairman since June 2019 and Chief Executive Officer since October 2014. He also serves on the Board of Directors of Marine Applied Research and Exploration, a non-profit agency focused on working collaboratively with state and federal agencies to explore and document deep-water ecosystems. Mr. Gordon was Odyssey’s President from October 2007 until June 2019 and Chief Operating Officer from October 2007 until October 2014 after serving as Executive Vice President of Sales. He joined the Company in June 2005 as Director of Business Development. Prior to joining Odyssey, Mr. Gordon started, owned, and managed four different entrepreneurial ventures from 1987 to 2003, including Synergy Networks, which he founded in 1993 and served as Chief Executive Officer until September 2003, when the company was sold to the Rockefeller Group. He continued to serve as President of Rockefeller Group Technology Services Mid Atlantic, a member of Rockefeller Group International, until December 2004. Mr. Gordon received a B.S. degree in Business Administration in 1982 and an M.B.A. degree in 1983 from American University.

Mark B. Justh joined Odyssey’s Board in July 2013 and was appointed as Lead Director in June 2015. Mr. Justh is also the CEO of JD Farms, an organic hay and antibiotic free cattle farm, as well as the co-founder of Eaton Hemp, an organic hemp farm, both of which are located in New York state. He also served as the Chairman of the Audit Committee from June 2014 to June 2016. Mr. Justh served as Managing Director at J.P. Morgan, Hong Kong, for over ten years. Prior to that, Mr. Justh was a Partner at HPJ Media Ventures/DeNovo Capital from 2000 to 2002, where he managed a $25 million fund that made private investments in media properties. From 1994 to 2000 he was a Vice President at Goldman Sachs International, responsible for Institutional Equity Sales coverage of Switzerland and France for U.S. equity products. Mr. Justh earned his A.B. degree in Economics from Princeton University, his M.S. degree in Real Estate Finance from New York University and his M.B.A. degree from INSEAD (France). Mr. Justh was also honorably discharged from the U.S. Army Reserve as a First Lieutenant in the Medical Service Corps.

James S. Pignatelli (age 80) was first elected a director in June 2015. Mr. Pignatelli was Chairman of the Board, Chief Executive Officer and President of Unisource Energy Corporation, an electric utility holding company, and Chairman of the Board, Chief Executive Officer and President of Tucson Electric Power Company, its principal subsidiary, from July 1998 until his retirement in January 2009. Previously he served those companies as Senior Vice President and Chief Operating Officer. Mr. Pignatelli served as a director of Electro Rent Corporation, one of the largest global organizations devoted to the rental, lease and sale of new and used electronic test and measurement equipment, from 2002 until August 2016. Currently he serves on the Board of Directors of Altos Hornos de Mexico, S.A. and Blue Cross-Blue Shield of Arizona. Mr. Pignatelli holds a B.A. degree in Accounting and Economics from Claremont Men’s College and a J.D degree from the University of San Diego. Mr. Pignatelli is not a nominee for election as a director at the Annual Meeting and will no longer serve as a director after the Annual Meeting.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	6

Jon D. Sawyer joined the Board of Directors in November 2009 and has served as chairman of the Compensation Committee since March 2011. He also served as chairman of the Governance and Nominating Committee from June 2010 to June 2011 and once again from June 2015 to June 2021. Mr. Sawyer opened his own securities law firm in January 2014 in Denver, Colorado, and he retired from his securities law practice in January 2018. Prior to that he was a practicing securities lawyer with the firm of Jin, Schauer & Saad, LLC in Denver, Colorado, where he worked from March 2009 until December 2013. He started his securities law career working for the Denver Regional Office of the Securities and Exchange Commission as a trial attorney from 1976 to 1979. He worked the next 27 years practicing securities law in private practice, and during this time he served as securities counsel for Odyssey from 1997 to 2006. He was a partner with the Denver law firm of Krys, Boyle, P.C. from November 1996 until June 2007. From June 2007 until March 2009, he was a co-owner and worked full time in various capacities including President and general counsel for Professional Recovery Systems, LLC, a privately held financial services firm engaged in the business of purchasing, selling and collecting portfolios of consumer charged-off debt.

Todd E. Siegel joined the Board of Directors in March 2021 and has served as chairman of the Governance and Nominating Committee since June 2021. He also serves on the Audit and Compensation Committees. He is currently the Chief Executive Officer of Centered Solutions, LLC, an international company that specializes in prescription-based pharmacy automation, a position he has held since 2017. Previously, Mr. Siegel served as President and Chief Executive Officer of MTS Medication Technologies, Inc. from 1993 to 2010. After the company was taken private, he continued to serve as Chief Executive Officer until the sale of MTS to Omnicell in 2012. Mr. Siegel is currently a member of the board of directors of Superior Group of Companies, Inc. (Nasdaq: SGC), where he serves on the Governance and Ethics Committee and chairs the Capital Committee.

Officers

Christopher E. Jones (age 49) was appointed Chief Financial Officer in June 2021. Prior to joining Odyssey, Mr. Jones was Vice President of Corporate Finance and Development at Mohegan Gaming & Entertainment, where he led international financial development and investor relations since 2017. Previous roles include Senior Gaming, Lodging and Leisure Research Analyst for The Buckingham Research Group, Managing Director – Senior Gaming Analyst for Union Gaming Securities and Senior Equity Analyst – Specialty Retail SVP for Oppenheimer & Co. Mr. Jones earned his B.S. degree in Business Administration, Accounting & Finance from Boston University.

John D. Longley (age 56) was appointed President in June 2019 and has served as Chief Operating Officer since October 2014. Previously, Mr. Longley served as Senior Vice President since 2012 and Director of Business Operations since 2005, when he joined the Company. Mr. Longley works with the international research and marine operations departments to identify prospective projects and advance their value through geological, environmental, engineering, and commercial programs for mineral extraction in an environmentally responsible way. Prior to joining Odyssey, Mr. Longley served as Vice President of Sales and Marketing for Public Imagery from 2003 to 2005 and Director of Retail Marketing for Office Depot North American stores from 1998 to 2003. Mr. Longley graduated with a B.S. degree in Communications from Florida State University.

There are no family relationships among any of the directors or the executive officers of the Company.

Code of Ethics

Our Code of Ethics applies to our directors, officers, employees, and contractors, including our Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer and other persons performing similar functions. Within the time period required by the Securities and Exchange Commission (“SEC”) and NASDAQ, we will post on our website any amendment to the Code of Ethics and any waiver applicable to any of our directors, or executive officers. A copy of the Code of Ethics can be found by clicking on the Investors section of our website, www.odysseymarine.com.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	7

Board of Directors and Executive Officers

During the fiscal year ended December 31, 2022, our Board of Directors held four regular meetings, one special meeting and three executive sessions of independent directors. There were also four meetings of a special committee comprising directors independent from AHMSA, and two meetings of a special committee comprising directors independent from CIC Limited. Each director then in office attended at least 75% of the aggregate number of meetings held by the Board of Directors, its committees and its private sessions during fiscal 2022 except Mr. Justh. A death in the family caused Mr. Justh to miss six meetings all held on one day, resulting in his overall attendance being 68%; however, Mr. Justh attended 100% of all other meetings of the Board of Directors, its committees and its private sessions during fiscal year 2022.

Directors standing for election are expected to attend the Annual Meeting of Stockholders. All of the directors as of December 31, 2022, attended the 2022 Annual Meeting of Stockholders.

Except as otherwise provided in an employment agreement, executive officers are appointed by the Board of Directors to hold office until the next Annual Meeting of the Company, which is expected to be June 5, 2023. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director of the Company. With respect to each of the above-named executive officers and directors, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), occurred during the past ten years.

Board Leadership Structure

Under our Corporate Governance Guidelines, our Board does not have a policy regarding whether the roles of Chairman and Chief Executive Officer should be separate because our Board believes it is in the best interests of our Company to retain the flexibility to have a separate Chairman and Chief Executive Officer or, if circumstances dictate, to combine the roles of Chairman and Chief Executive Officer.

Our leadership structure features a non-independent director serving as Chairman of the Board and Chief Executive Officer (Mark D. Gordon), and an independent director serving as Lead Director (Mark B. Justh), and strong, active independent directors serving on and chairing our Board committees. The Board of Directors periodically reviews this structure to determine the most appropriate structure. The Board also plans for the succession of the position of Chief Executive Officer, as well as certain other senior management positions, on an annual basis.

Executive Sessions

Our independent directors meet regularly in executive session without employee-directors or other executive officers present. The Lead Director presides at these meetings. During 2022, the independent directors met three times in executive sessions.

Risk Oversight

It is management’s responsibility to manage risk and to bring material risks to the attention of the Board of Directors. In 2022, an in-house General Counsel with mining experience was added to the management team to lead risk management efforts. Risk assessment and oversight is a key function of our Board of Directors. In meetings in which all members of the Board are in attendance, risk assessment and oversight issues are a frequent topic of discussion and action. Because of its significance, the task of risk assessment and oversight is functionally shared by management, the Audit Committee and the Governance and Nominating Committee.

During 2022, management continued its cybersecurity program by replacing outdated hardware and software, employing third party monitoring, state of the art firewalls and software, multiple system backups and a recovery program. This program was thoroughly discussed with the Board at formal meetings.

Our Compensation Committee has concluded that the Company’s incentive compensation plans are not structured toward performance measures that encourage risk-oriented activities by officers and key employees.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	8

Board Diversity

The Company understands and appreciates that a Board of Directors, consisting of individuals with diverse personal characteristics, experiences, skills, and attributes, contributes positively to corporate governance and enhancing stockholder value. In connection with the recently adopted Nasdaq Listing Rules 5605(f) and 5606, Nasdaq-listed companies are requested to publicly disclose their board-level diversity statistics. Each term used in the table has the meaning given to it in the Nasdaq Listing Rules and related instructions.

Board Diversity Matrix As of March 31, 2023

Total Number of Directors			7
					Did Not
	Female	Male		Non	Disclose
				Binary	Gender
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White	1	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Although the Company has no express diversity policy in the identification of nominees for director, diversity is just one of many factors, none of which are assigned any particular weight, that the Board of Directors considers in identifying candidates. Further qualifications are written in the Charter and Guidelines of the Governance and Nominating Committee. The Board currently consists of one female, one ethnically diverse individual, and five male directors.

Independence of Board Committee Members

The Company currently has five directors, John C. Abbott, Mark B. Justh, James S. Pignatelli, Jon D. Sawyer and Todd E. Siegel, who are “independent directors” as defined in Rule 5605 of the listing standards of the Nasdaq Stock Market. The Board of Directors affirmatively determined, from its review of the completed Directors and Officers Questionnaires, that each of the current independent directors nominated for election at the Annual Meeting continues to meet the standards for independence under Nasdaq and Exchange Act Rules.

Service on Other Boards of Directors

Our Board of Directors believes that each director of the Company should be allowed to sit on the board of not more than two publicly traded companies without the prior approval of the Board of Directors. It is the position of the Board that approval of a director to sit on more than two boards simultaneously while sitting on Odyssey’s Board will be limited to special

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	9

circumstances, provided that the arrangement will not interfere with the director carrying out the duties to the Board of the Company. None of our directors currently sits on the board of more than two publicly traded companies.

Director Stock Ownership Policy

To further establish the link between our directors and stockholder interests, the Board of Directors adopted a Director Stock Ownership Policy in 2013. The policy requires each director, within five years of the applicable date, to hold an amount of our common stock valued at four times the amount of the annual retainer for the year the policy first applies to them. The Stock Ownership Policy must be met no later than the fifth anniversary of a director’s initial election or appointment.

Insider Trading Policy

Our Insider Trading Policy expressly states that no director, officer, employee, subcontractor, consultant, visitor or business invitee of the Company who is aware of material nonpublic information relating to the Company may, directly or through a family member or other person or entities, (a) buy or sell securities of the Company, or engage in any other action to take personal advantage of that information, or (b) disclose that information on to anyone outside of the Company, including family members or friends.

The Company’s Insider Trading Policy, in appropriate circumstances, permits transactions pursuant to a pre-approved trading plan that complies with Rule 10b5-1 to take place during periods in which the individual entering the transaction may have material nonpublic information or during black-out periods.

In March 2023, the Company’s Board of Directors amended our Insider Trading Policy to prohibit hedging and pledging transactions in our common stock by officers, directors, employees and any other person covered by our Insider Trading Policy.

Annual Board Self Assessments

The Board conducts an annual self-evaluation coordinated by the Chairman of the Governance and Nominating Committee. The evaluation process includes multiple layers including a full board evaluation, an evaluation of the Audit Committee by the full board and a self-evaluation by the Audit Committee. In addition, each of the Compensation Committee and the Governance and Nominating Committees conducts an annual self-evaluation. This process helps inform the Governance and Nominating Committee of the director skills and experience qualifications to meet current and anticipated needs of the business. All facets of Board and committee activity are evaluated and discussed during the reporting process.

To protect anonymity and the integrity of the Board evaluation process, our General Counsel compiles the responses into a report on behalf of the Governance and Nominating Committee. The most recent Board self-evaluation process was reported on during the March 2023 Board meeting.

Environmental, Social and Governance (ESG)

Our focus on maintaining accountability, transparency and being a trusted partner is at the core of our mission statement: to provide access to critical resources in an environmentally responsible manner that will bring societal and economic benefit for generations to come. This mission includes a formal consideration of the Environmental, Social and Governance (ESG) factors that are most important for our business and stakeholders: protecting the environment, investing in our people and enhancing diversity, equity and inclusion, supporting our host communities, and doing business in the right way in accordance with our core values.

Oversight and accountability throughout the organization for our ESG initiatives starts with our Board of Directors, which consists of a diverse group of highly qualified leaders in their respective fields who bring a range of experiences and perspectives to the Board. At the management level, our ESG Working Group has responsibility for implementing our various ESG initiatives.

Governance aspects including information on Board of Director independence and diversity, our Code of Ethics, and our cybersecurity program are discussed in other sections of this Proxy Statement. This section therefore focuses primarily on ESG highlights in our priority social and environmental-related areas. On our website at www.odysseymarine.com you can find more information on each of these areas.

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Environment

All of Odyssey’s current projects involve subsea mineral resource development. Environmental considerations are therefore deeply ingrained into every aspect of our business and operating framework, and we will not proceed with projects unless world-class environmental science supports that resources can be recovered in an environmentally responsible way.

We design our project plans with a goal of achieving leading global standards for environmental responsibility at every stage, beginning with initial research and continuing through exploration. Important considerations during our research phase include limiting sound, minimizing materials released into water columns and striving to avoid incidents of pollutant or harmful toxic materials released into the water column. Each exploration project includes environmental surveys and studies that will inform an Environmental Impact Assessments. Our surveys remain compliant with local jurisdictional requirements and generally follow International Seabed Authority recommendations.

To ensure that our approach is in line with leading global standards, our projects are conducted under the supervision of a Chief Environmental Scientist for environmental management, and a Qualified Person/Competent Person to assure mineral resource confidence. We are also advised by a Seabed Mineral Advisory Board comprised of technical advisors and subject matter experts.

Odyssey maintains compliance with standards for safeguarding health, safety and the environment such as International Organization for Standardization standards. Additionally, Odyssey abides by the codes of conduct, practices and principles of the International Marine Minerals Society (IMMS). Odyssey, along with IMMS and other scientific, governmental and industry leaders is a part of a broad international consortium currently working to develop the first handbook for ESG in relation to marine minerals projects.

People

We believe our success has always been dependent on our team of professionals who are passionate about the ocean, discovery, and making a difference. Therefore, we invest in our people and cultivate a dynamic, engaging, safe and welcoming workplace that drives innovation, encourages collaboration, and helps our people thrive.

Odyssey has a long- tenured team that continues to grow and attract world class experts. We believe this is a testament to our culture of treating our team with respect, providing them with the tools and setting to be productive and innovative. We prioritize well-being, and we strive to provide competitive compensation and benefits that allow employees to maintain a healthy home and work life.

We recognize that our ability to retain and recruit employees with diverse backgrounds and perspectives is critical to drive innovation and to adapt to future challenges. To date, our primary focus has been on gender diversity. Currently, 14% of our Board of Directors, 40% of our Executive Team and 50% of our employees below executive level are female. As we grow our employee base and expand our work in other countries with diverse local communities, we strive to foster an inclusive company culture through increased training and awareness programs such as cultural sensitivity.

Odyssey is committed to maintaining an incident-free, healthy work environment for employees and contractors. Our focus on responsible seafloor exploration includes adhering to international best practices in occupational health and safety, and we maintain risk control measures and use several key performance indicators to measure performance and track progress towards our safety goals.

Community Engagement

Odyssey strives to be a strong partner in the communities where we operate, including the host communities where we operate and those closer to home. We aspire to build and sustain a trusted relationship with these community stakeholders to earn and maintain a social license to operate. We work to achieve this through engaging with the community, local job creation, training and development, as well as being mindful of potential adverse impacts. Our actions are guided by our Code of Ethics, including our anti-bribery and corruption policy, as well as applicable laws. We have also instituted a formal grievance mechanism which is reported to the Board of Directors and the General Counsel.

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Committees of the Board

We have three standing committees: the Audit Committee; the Compensation Committee; and the Governance and Nominating Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of each charter can be found in the Investors section of our website, www.odysseymarine.com.

The members of the committees, as of the date of this proxy statement, are identified in the following table:

Name	Audit Committee	Compensation Committee	Governance & Nominating Committee
John C. Abbott	<	●	●
Mark B. Justh	●	●	●
James S. Pignatelli	●	●	●
Jon D. Sawyer	●	<	●
Todd E. Siegel	●	●	<

< Represents Committee Chair

Governance and Nominating Committee

The Governance and Nominating Committee Charter and Guidelines were adopted in May 2006 and have been reviewed, amended and updated by the Board of Directors from time to time as necessary. The Charter was last amended by the Board of Directors in March 2015. The Governance Committee Charter and Guidelines was reviewed during March 2023 with no changes made. A copy of the Governance and Nominating Committee Charter and Guidelines is available on our website at www.odysseymarine.com. The Governance and Nominating Committee presently consists of John C. Abbott, Mark B. Justh, James S. Pignatelli, Jon D. Sawyer, and Todd E. Siegel (Chairman). The purpose of the committee is to provide assistance to the Board of Directors in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Company including (i) identification and recommendation of qualified candidates for election to its Board of Directors and its committees; (ii) development and recommendation of appropriate corporate governance guidelines for the Company; (iii) recommendation of appropriate policies and procedures to ensure the effective functioning of the Board of Directors; (iv) recommendations regarding the appointment of corporate officers and the adoption of appropriate processes to ensure management succession and development plans for the principal officers of the Company and its key subsidiaries; and (v) recommendations regarding proposals submitted by stockholders of the Company. During the fiscal year ended December 31, 2022, the committee held three meetings.

The nomination process for incumbent members of the Board consists of an annual review by the committee in which the committee reviews each member’s (i) ability and willingness to continue service on the Board; (ii) past performance as a member of the Board; and (iii) continued Board eligibility and independence. If a director vacancy arises, the committee shall seek and identify a qualified director nominee to be recommended to the Board for either appointment by the Board to serve the remainder of the term of the director position that is vacant or for election at the Stockholders’ Annual Meeting. A director nominee shall meet the director qualifications as determined by the Board from time to time, including that the director nominee possesses personal and professional integrity, has good business judgment, relevant experience and skills and will be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Company’s stockholders. The Governance and Nominating Committee gives consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent directors, but the Committee does not have a formal policy regarding Board diversity. The committee uses a Director Nomination Form and Corporate Director Questionnaire to assess the background and qualification of prospective candidates.

A candidate may be nominated for appointment or election to the Board by the committee or by a stockholder, in compliance with Rule 14a-8, who has continuously held a market value of our common stock by the date it submits the proposal (i) of at least $2,000 not less than three years, (ii) of at least $15,000 for a period not less than two but less than three years, or, (iii) of at

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	12

least $25,000 for a period of not less than one year but less than two years Stockholders who wish to recommend persons to the committee for the 2024 Annual Meeting must submit a letter addressed to the Chairman of the Governance and Nominating Committee no later than December 27, 2023, that sets forth the name, age, and address of the person recommended for nomination; the principal occupation or employment of the person recommended for nomination; a statement that the person is willing to be nominated and will serve if elected; and a statement as to why the stockholder believes that the person should be considered for nomination for election to the Board of Directors and how the person meets the criteria to be considered by the Committee described above. Furthermore, aggregation of holdings for the purposes of satisfying the ownership thresholds is not allowed; any stockholder presenting a proposal through a designated representative shall provide documentation clearly indicating the representative is authorized to act on the stockholder’s behalf and to provide a meaningful degree of assurance as to the stockholder’s identity, role, and interest in the proposal; and any stockholder presenting a proposal must state that it is able to meet with the Committee in person or by teleconference between 10 and 30 calendar days after submitting the proposal.

Compensation Committee

The Compensation Committee presently consists of John C. Abbott, Mark B. Justh, James S. Pignatelli, Jon D. Sawyer (Chairman) and Todd E. Siegel, all of whom are independent directors as defined in Rule 5605 of the listing standards of the Nasdaq Stock Market. The Compensation Committee Charter was adopted by the Board of Directors in April 2005 and has been reviewed, amended and updated by the Board from time to time as necessary. The Charter is reviewed annually and was last amended by the Board in March 2023. A copy of the Compensation Committee Charter is available on the Company’s website at www.odysseymarine.com. The Compensation Committee reviews and recommends to the Board compensation plans, policies and benefit programs for employees including stock options, distribution of stock in any form, incentive awards and termination agreements. The Committee sets the compensation arrangements for our executive officers and makes recommendations to the Board regarding the compensation of our independent directors. The Committee may form, and where legally permissible, may delegate authority to subcommittees when the Committee deems it appropriate or desirable to facilitate the operation or administration of the plans or programs. Where legally permissible the Committee may also delegate authority to committees consisting of employees who are not directors when the Committee deems it appropriate or desirable for the efficient administration of employee compensation and benefit plans. During the fiscal year ended December 31, 2022, the Compensation Committee held three meetings.

The Compensation Committee will also consider the annual non-binding stockholder vote on executive compensation in setting executive compensation each year. At our 2022 Annual Meeting, this proposal received a vote of over 90% of the votes cast in favor of approving our executive compensation for 2022.

Audit Committee

The Audit Committee presently consists of John C. Abbott (Chairman), Mark B. Justh, James S. Pignatelli, Jon D. Sawyer and Todd E. Siegel, who are independent directors (as defined in Rule 5605 of the listing standards of the Nasdaq Stock Market and also meet the independence standards of SEC Rule 10a-3(b)(1)). Mr. Abbott serves as the Audit Committee Financial Expert. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls. It also facilitates open communication between the Audit Committee, the Board, Odyssey’s independent registered public accounting firm and management. The Audit Committee is responsible for reviewing the audit process and evaluating and retaining the independent registered public accounting firm. The independent registered public accounting firm meets with the Audit Committee to review and discuss various matters pertaining to the audit, Odyssey’s financial statements, the report of the independent registered public accounting firm on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by Odyssey. The Audit Committee is charged with the treatment of complaints for the confidential, anonymous submission by Odyssey employees regarding potential questionable accounting or auditing matters. The Audit Committee has a written charter outlining its duties, responsibilities and practices it follows.

The Audit Committee Charter was adopted in January 2003 and has been reviewed, amended and updated by the Board from time to time as necessary. The Charter and the accompanying Responsibilities Checklist are reviewed annually and were last amended by the Board in March 2023. A copy of the Audit Committee Charter and Responsibilities Checklist is available on the Company’s website at www.odysseymarine.com. During the fiscal year ended December 31, 2022, the Audit Committee held a total of six meetings: two executive meetings, with the independent registered public accounting firm without management, and four Audit Committee meetings in which all aspects of its oversight role were discussed. The report of the Audit Committee is included in this Proxy Statement.

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The Board of Directors has determined that John C. Abbott is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. After careful review of his Director and Officer Questionnaire and given his experience, the Board made its determination that Mr. Abbott has the attributes of an audit committee financial expert after carefully considering his education, experience, expertise, and other relevant qualifications.

Report of the Audit Committee

The Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight of the quality and integrity of accounting, auditing and reporting. The role of the Audit Committee includes appointing the independent registered public accounting firm, reviewing the services performed by the Company’s independent registered public accounting firm, approving and reviewing fees of the independent registered public accounting firm, evaluating the accounting policies and internal controls, reviewing compliance with the U.S. Foreign Corrupt Practices Act and UK Bribery Act, reviewing significant financial transactions, and reviewing compliance with significant applicable legal, ethical and regulatory requirements. Although the full Board of Directors has the ultimate authority for effective corporate governance, including the oversight of corporate management, the Audit Committee’s role also includes inquiring about significant risks, reviewing risk management, and assessing the steps management has taken to mitigate or control these risks.

Our management is responsible for our internal controls and financial reporting process; the purpose of the audit committee is to assist the Board of Directors in its general oversight of our financial reporting, internal controls and audit functions. The audit committee operates under a written charter adopted by the Board of Directors. A copy of the charter, which outlines the duties, responsibilities and practices can be found on our website at www.odysseymarine.com. The Audit Committee, in fulfilling its oversight responsibilities, reviewed with management and the independent registered public accounting firm the audited financial statements and the footnotes thereto in the Company’s quarterly reports on Form 10-Q and the annual report on Form 10-K for the fiscal year ended December 31, 2022.

The Company’s outside independent registered public accounting firm Warren Averett, LLC, is responsible for performing an independent audit of Odyssey’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board (PCAOB) and expressing an opinion on the conformity of the Company’s financial statements in accordance with generally accepted accounting principles (GAAP) accepted in the United States. The Audit Committee reviewed and discussed with the independent registered public accounting firm their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company’s independent registered public accounting firm under Statement on Auditing Standards 61, as amended (AICPA, Professional Standards Vol. 1, AU Section 380), and as adopted by the PCAOB in Rule 3200T. The Company’s independent registered public accounting firm has expressed the opinion that the Company’s audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States and included a going concern paragraph at the end of the unqualified audit opinion. The independent registered public accounting firm has full and free access to the Audit Committee.

During 2022, the Audit Committee met with management and Warren Averett, LLC, a total of six times, two private executive meetings and four regular Audit Committee meetings, to discuss the adequacy of our internal controls, qualitative aspects of financial reporting in the accounting principles, the reasonableness of significant judgments and estimates, and the clarity of the disclosures in our financial statements, and discussion of the critical audit matters identified in Warren Averett’s report dated March 31, 2023, that was included in our Form 10-K for the year ended December 31, 2022.

The Audit Committee recognizes the importance of maintaining the independence of Odyssey’s independent registered public accounting firm. The Company prohibits its auditors from performing non-financial consulting services, such as information technology consulting or internal audit services. The Audit Committee has received the written disclosures and the letter from Warren Averett, LLC dated January 9, 2023, required by applicable requirements of the PCAOB Rule 3526, regarding the independent accountant’s communications with the audit committee concerning independence. The members of the Audit Committee have no financial or personal ties (other than equity ownership as described in this proxy statement) to Odyssey and all are “financially literate” and “independent” with respect to the Company.

The Audit Committee has a formal policy to receive complaints from employees regarding internal controls or financial reporting matters. This whistleblower process is communicated to both employees and consultants and is monitored by the Audit Committee Chairman.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Odyssey Marine Exploration, Inc.’s Annual Report on Form 10-K for its 2022 fiscal year for filing with the Securities and Exchange Commission.

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Members of the Audit Committee

John C. Abbott, Chairman

Mark B. Justh, James S. Pignatelli,

Jon D. Sawyer, Todd E. Siegel

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors through our Corporate Secretary by writing to the following address: Odyssey Marine Exploration, Inc., Attention: Board of Directors, 205 S. Hoover Boulevard, Suite 210, Tampa, Florida 33609. Our Corporate Secretary will forward all correspondence to the Board of Directors. A stockholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Odyssey Marine Exploration, Inc.’s common stock as of April 10, 2023, by each person known to us to beneficially own more than 5% of our common stock, each director, each named executive officer listed in the “Summary Compensation Table,” and all current directors and executive officers as a group. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options and restricted stock units beneficially owned by that person that are exercisable or will be settled within 60 days following April 10, 2023.

Except as described below under “Certain Relationships and Related Party Transactions,” or as otherwise indicated in a footnote, all of the beneficial owners listed have, to our knowledge, sole voting, dispositive and investment power with respect to the shares of common stock listed as being owned by them. Unless otherwise indicated in a footnote, the address for each individual listed below is c/o Odyssey Marine Exploration, Inc., 205 S. Hoover Boulevard, Suite 210, Tampa, Florida 33609.

Name of Beneficial Owner	Amount of Beneficial Ownership(1)		Percentage of Class

Mark D. Gordon, Chief Executive Officer and Chairman	524,663	(2)	2.6%

Christopher E. Jones, Chief Financial Officer	68,325	(3)	*

John D. Longley, Chief Operating Officer	221,887	(4)	1.1%

John C. Abbott, Director	11,418	(5)	*

Laura L. Barton, Director	201,782	(6)	1.0%

Mark B. Justh, Director	251,647	(7)	1.3%

James S. Pignatelli, Director	199,704	(8)	1.0%

Jon D. Sawyer, Director	87,500	(9)	*

Todd E. Siegel, Director	31,527		*
Officers & Directors as a Group TOTAL	1,598,453		7.8%

John Addis/ FourWorld Capital Management LLC 7 World Trade Center, Floor 46 New York, NY 10007	2,701,918	(10)	13.85%

FourWorld Global Opportunities Fund, Ltd C/O Mourant Governance Services (Cayman) Limited 94 Solaris Avenue PO Box 1348 Grand Cayman, Camana Bay KY, KY1-1108	1,355,841	(10)	6.95%

Sina Toussi/Two Seas Capital LP/Two Seas Capital GP LLC 32 Elm Place 3rd Floor Rye, NY 10580	2,012,827	(11)	9.99%

*Indicates less than one percent of common stock.

(1)	Unless otherwise noted, the nature of beneficial ownership consists of sole voting and investment power.

(2)	Consists of 212,535 shares held by Mr. Gordon, 223,679 shares underlying currently exercisable stock options and 88,449 shares underlying restricted stock units held by Mr. Gordon.

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(3)	Consists of 1,997 shares held by Mr. Jones, 62,846 shares underlying currently exercisable stock options and 3,482 shares underlying restricted stock units held by Mr. Jones.

(4)	Consists of 85,742 shares held by Mr. Longley, 94,400 shares underlying currently exercisable stock options and 41,745 shares underlying restricted stock units held by Mr. Longley.

(5)	Consists of 11,418 shares underlying currently exercisable stock options held by Mr. Abbott.

(6)

Consists of 85,255 shares held jointly by Ms. Barton and her husband, 82,082 shares underlying currently exercisable stock options and 34,445 shares underlying restricted stock units held by Ms. Barton.

(7)

Consists of 245,813 shares held by Mr. Justh, 834 shares held by Hybrid Equity Partners LLC, a limited liability company of which Mr. Justh is a member, and 5,000 shares underlying currently exercisable stock options held by Mr. Justh.

(8)	Consists of 64,348 shares held by Mr. Pignatelli and 135,356 shares underlying convertible debt held by Mr. Pignatelli.

(9)

Consists of 65,137 shares held jointly by Mr. Sawyer and his wife, 10,455 shares held by Sawyer Family Partners, Ltd., a limited partnership of which Mr. Sawyer serves as the general partner, and 11,908 shares underlying currently exercisable stock options held by Mr. Sawyer.

(10)	Based on Schedule 13G/A filed by FourWorld Capital Management LLC, FourWorld Global Opportunities Fund, Ltd, and John Addis on February 14, 2023.

(11)	Based on Schedule 13G/A filed by Sina Toussi, Two Seas Capital LP and Two Seas Capital GP LLC on February 13, 2023.

Securities Reserved For Issuance Under Equity Compensation Plans

The following table sets forth information about the Company’s common stock that was available for issuance under all the Company’s existing equity compensation plans as of December 31, 2022:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (# )(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance (# )(2)
Equity compensation plans approved by security holders	1,073,738	5.63	966,222
Equity compensation plans not approved by security holders	-	-	-

(1)	Includes the issuance of 859,999 stock options and 213,739 restricted stock units under the 2005, 2015 and 2019 Stock Incentive Plans approved by stockholders.

(2)

Includes shares available for issuance under the 2019 Stock Incentive Plan, only. There are no securities remaining available for future issuance under the 2005 Stock Incentive Plan or the 2015 Stock Incentive Plan.

Each outstanding stock option and stock unit may be settled in stock on a one-for-one basis. The weighted average exercise price of the 859,999 stock options is $7.02. The 213,739 restricted stock units have no exercise price. The shares available for issuance under the 2019 Stock Incentive Plan are available for Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights. The 2005 Stock Incentive Plan expired August 3, 2015, and no further grants or awards may be made from the plan. Options or awards then outstanding may be vested or exercised until they expire or terminate. The Amended 2015 Stock Incentive Plan expires on January 2, 2025, and

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will no longer provide additional awards. Options or awards then outstanding may be vested or exercised until they expire or terminate. The 2019 Stock Incentive Plan was approved by the Stockholders in June 2019 and expires on June 3, 2029, after which there may be no further grants or awards of shares remaining in the plan. Options or awards then outstanding may be vested or exercised until they expire or terminate.

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NON-EQUITY COMPENSATION PLAN

Cuota Appreciation Rights Plans

During 2017 and 2018, when company equity was not available for compensation programs, the Compensation Committee looked to an alternate form of compensation that could be used as long-term incentive awards for executive officers and key employees and to compensate independent directors.

On August 4, 2017, the Board adopted the Odyssey Marine Exploration, Inc. Key Employee Cuota Appreciation Rights Plan (the “Key Employee CAR Plan”) and the Odyssey Marine Exploration, Inc. Nonemployee Director Cuota Appreciation Rights Plan (the “Director CAR Plan” and, together with the Key Employee Plan, the “Cuota Plans”). The Cuota Plans provide for the award of cuota appreciation rights (“CARs”) to eligible participants. A “cuota” is a unit of equity interest under Panamanian law, and the value of the CARs is determined based upon the appreciation, if any, in the value of the cuotas of Oceanica Resources, S. de R.L., a Panamanian sociedad de responsabilidad limitada (“Oceanica”), after the award of such CARs. The Company indirectly holds a majority stake in Oceanica.

The Board selected the Company’s employees who would participate in the Key Employee CAR Plan. Directors of the Company who were not employees of the Company or any of its subsidiaries were eligible to participate in the Director CAR Plan. The purpose of the Cuota Plans was to provide long-term compensation to the participants.

The Board authorized the award of up to 750,000 CARs under the Key Employee CAR Plan and the award of up to 600,000 CARs under the Director CAR Plan. The terms of any CARs awarded under the Cuota Plans were set forth in award agreements between the Company and each participant, and the award agreements set forth a vesting schedule for the CARs. In general, unvested CARs would be forfeited upon a participant’s separation of service from the Company, and all vested and unvested CARs would be forfeited upon a participant’s separation of service from the Company for “cause” (as defined in the Cuota Plans).

The table below shows information regarding CARs outstanding to the Company’s directors and named executive officers as of December 31, 2022:

Participant	No. of CARs Outstanding	No. of CARs Vested	Grant Date Fair Value	CARS eligible for Payout on Jan 31, 2023

John C. Abbott, Director	22,965	22,965	$3.00	22,965

Mark B. Justh, Director	24,975	24,975	$3.00	24,975

James S. Pignatelli, Director	21,760	21,760	$3.00	21,760

Jon D. Sawyer, Director	22,965	22,965	$3.00	22,965

Mark D. Gordon, Chief Executive Officer	65,581	65,581	$3.00	65,581

John D. Longley, President & Chief Operating Officer	24,782	24,782	$3.00	24,782

Laura L Barton, Director and Chief Business Officer	17,650	17,650	$3.00	17,650

Each participant in the Key Employee CAR Plan was entitled to be paid the value of such participant’s CARs upon the occurrence of a “payment event.” As used in the Cuota Plans, payment events consist of a change in control of the Company or the date specified in the applicable award agreement and, in the case of the Key Employee CAR Plan, a separation of service without cause and the participant’s continuous employment with the Company until the date specified in the applicable award agreement. The value of CARs was to be based upon the difference between the fair value of the cuotas of Oceanica on the date of the grant and the date of the payment event, in each case as determined by the Board in accordance with the provisions of the Cuota Plans. The fair value on the date of grant for the purpose of each award of CARs was set at $3.00 per cuota. Therefore, only appreciation over $3.00 per cuota will be recognized as the payout value of each CAR. Awards that do not have a value above $3.00 per cuota on a payout date are forfeited. The current fair value of the cuotas is less than $3.00, therefore the outstanding CAR awards are out of the money. The CAR awards eligible for payout on January 31, 2023, were forfeited with no payout. There are no more CARs available in the CAR Plans for future grants.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	19

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Introduction

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and has elected to comply with certain of the requirements applicable to smaller reporting companies in connection with this Proxy Statement.

This section details the objectives and design of our executive compensation program. It includes a description of the compensation provided in 2022 to our executive officers who are named in the Summary Compensation Table and listed below:

Mark D. Gordon	Chief Executive Officer
Christopher. E. Jones	Chief Financial Officer

John D. Longley	President and Chief Operating Officer

Summary Compensation Table

The following table sets forth information regarding the compensation paid to or earned by the Company’s Chief Executive Officer (“CEO”) and each of the two other most highly compensated executive officers for services rendered to the Company and its subsidiaries for the fiscal years ended December 31, 2022, and 2021. These individuals, including the CEO, are collectively referred to in this Proxy Statement as the “Named Executive Officers” or “NEO”.

2022 SUMMARY COMPENSATION TABLE

					Non-Equity Incentive Plan Compensation ($)(4)
			Stock	Option		All Other Compensation ($)(5)
Name and Principal Position (1)	Year	Salary	Awards ($)(2)	Awards ($)(3)			Total ($)

Mark D. Gordon, Chief Executive Officer	2022	$480,250	$—	$336,027	$111,375	$1,152	$928,804
	2021	$421,065	$654,003	$—	$263,126	$1,002	$1,339,196

Christopher E. Jones, Chief Financial Officer	2022	$280,000	$—	$261,353	$48,938	$15,952	$606,243
	2021	$137,340	$50,000	$—	$67,302	$402	$255,044

John D. Longley, President and Chief Operating Officer	2022	$281,250	$—	$161,070	$48,938	$1,058	$492,316
	2021	$246,560	$305,997	$—	$126,753	$790	$680,082

(1)	The offices held by each named executive officer are as of December 31, 2022.

(2)

The amounts reported reflect the fair value of restricted stock awards, in accordance with Accounting Standards Codification topic 718 – Stock Compensation (“ASC 718”), awarded under the 2019 Stock Incentive Plan. The amounts

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	20

shown for Mr. Gordon and Mr. Longley are the fair value on March 8, 2021, the date of grant of the restricted stock units. The amount reported for Mr. Jones is the fair value on June 14, 2021, the date of grant of the restricted stock units. These awards vest in one-half of the number of shares awarded on each of December 20, 2021 and 2022. The shares that vested on December 20, 2022, have not been issued as of the date of this Proxy Statement.

(3)

The amounts reported reflect the fair value of stock option awards, in accordance with Accounting Standards Codification topic 718 – Stock Compensation (“ASC 718”), awarded under the 2019 Stock Incentive Plan. The amounts shown for each NEO are the stock option fair value on the date of grant, December 9, 2022. The assumptions made in determining the fair value of the stock options are hereby incorporated by reference to the information under the heading “Stock-Based Compensation” in our Form 10-K for the period ended December 31, 2022. The stock options granted vested in one-third of the number of shares awarded on December 20, 2022, and vest in one-third of the number of shares granted on each of December 20, 2023 and 2024. Once vested, the stock option may be exercised for the number of shares so vested until the expiration of the stock option award.

(4)	A discussion of the calculation of amounts earned under the Non-equity Incentive Plan is included in the Narrative Disclosure for Summary Compensation Table below.

(5)

The amounts shown reflect amounts for life insurance premiums paid by the Company on behalf of each NEO for the fiscal years 2022 and 2021. The amount shown for Mr. Jones for 2022 includes life insurance premiums of $1,053 and compensation of $14,899 for moving expenses.

Narrative Disclosure for Summary Compensation Table

Oversight of Executive Compensation and Role of Executive Officers in Compensation Decisions

The Compensation Committee oversees our executive compensation program. This includes compensation paid to the NEOs. Our Compensation Committee is made up of independent, non-management members of our Board of Directors. The Compensation Committee is responsible for reviewing, assessing and approving all elements of compensation for NEOs.

The CEO assesses the performance of the NEOs. He then recommends to the Compensation Committee a base salary, performance-based incentives and long-term equity awards at levels for each NEO that are included in the executive compensation plan, including himself, based upon that assessment. The CFO assists the CEO and the Compensation Committee in providing appropriate analyses or peer group reviews and coordination with any outside consultants which may be retained to review the executive compensation program or compensation related matters.

Employment Agreements with Our Named Executive Officers

In August 2014, Odyssey entered into an employment agreement with Mark D. Gordon providing for Mr. Gordon to assume the position of Chief Executive Officer, and Mr. Gordon assumed that position on October 1, 2014. The employment agreement was for an initial term of three years and automatically renews for successive one-year periods unless terminated by Odyssey or Mr. Gordon upon ninety (90) days written notice given prior to the end of the initial term or any renewal term. On November 30, 2016, the employment agreement was amended to reflect the effect of a one-for-twelve reverse stock split and to adjust the exercise prices at which vesting would occur as deemed appropriate by the Compensation Committee. On June 6, 2019, the employment agreement was further amended to extend the vesting period for certain restricted stock units held by Mr. Gordon until September 30, 2020. On August 8, 2021, the employment agreement was further amended to extend the vesting period for certain restricted stock units held by Mr. Gordon to October 1, 2022, at which time the units expired unexercised.

Pursuant to the employment agreement, as amended, Mr. Gordon will be paid a salary of not less than $350,000, subject to review at least annually. Mr. Gordon is also entitled to participate in Odyssey’s annual incentive plan (which provides for a target award of no less than 70.0% of Mr. Gordon’s salary) and Odyssey’s long-term incentive program (which provides for a target value of no less than 125.0% of Mr. Gordon’s salary). Mr. Gordon also received the following equity awards under the employment agreement and Odyssey’s 2005 Stock Incentive Plan:

•	a restricted stock award of 8,333 shares of common stock that vested immediately, having a value of $15.24 per share on the date of grant; and

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	21

•

an initial grant of restricted stock units representing 41,667 shares of common stock that would vest in 25.0% increments when the average closing share price of Odyssey’s common stock for any 20 consecutive trading days reaches $12.00, $13.71, $15.43, and $17.14, subject to Mr. Gordon’s continued employment. The restricted shares remained unvested on October 1, 2022, and were forfeited.

Mr. Gordon’s employment may be terminated at any time by Odyssey with or without cause (as defined in the employment agreement) or by Mr. Gordon with or without good reason (as defined in the employment agreement). If Mr. Gordon’s employment is terminated by Odyssey without cause, by Mr. Gordon with good reason, or if Odyssey elects not to renew the employment agreement at the end of the initial term or any renewal term, Mr. Gordon will be entitled to receive (a) his salary and earned annual or long-term incentive compensation through the date of termination (the “Accrued Obligations”); (b) an amount equal to 200.0% of his salary and target annual incentive award for the year in which termination occurs; (c) a prorated incentive award or bonus for the year in which termination occurs; and (d) reimbursement for the monthly COBRA premium paid by Mr. Gordon for group health insurance coverage for him and his dependents until the date he is no longer eligible to receive COBRA continuation coverage. All outstanding unvested stock options and restricted stock awards would become fully vested.

If Mr. Gordon’s employment is terminated by Odyssey with cause, by Mr. Gordon without good reason, or if Mr. Gordon elects not to renew the employment agreement at the end of the initial term or any renewal term, Odyssey will have no further payment obligations to Mr. Gordon other than for the Accrued Obligations.

The employment agreement further provides for the vesting of all outstanding unvested stock options and restricted stock awards upon a change-in-control, which is defined in the employment agreement to include (a) a person or group acquiring 40.0% or more of the fair market value or voting power of the Company’s stock, (b) a person or group acquiring 25.0% or more of the voting power of the Company’s stock during a twelve-month period, and (c) a majority of the members of the Company’s Board of Directors is replaced by directors whose appointment or election is not endorse by a majority of the Board of Directors before the date of election or appointment. If Mr. Gordon’s employment is terminated by him for good reason or by Odyssey without cause (excluding death or disability) within 24 months after a change-in-control, Mr. Gordon will be entitled to receive (w) the Accrued Obligations; (x) an amount equal to 250.0% of his salary and target annual incentive award for the year in which termination occurs; (y) a prorated incentive award or bonus for the year in which termination occurs; and (z) reimbursement for the monthly COBRA premium paid by Mr. Gordon for group health insurance coverage for him and his dependents until the date he is no longer eligible to receive COBRA continuation coverage. All outstanding unvested stock options and restricted stock awards will become fully vested, with all options being exercisable for the remainder of their full term.

Components and Results of the 2022 Executive Compensation Plan

Base Salaries. Base salary is intended to provide our executive officers a level of assured cash compensation that is reasonably competitive in the marketplace. It is based on the individual’s qualifications and experience with the Company, past performance, taking into account all relevant criteria, value to the Company, and the Company’s ability to pay.

For the 2022 Executive Compensation Plan, the Compensation Committee approved increases in Base Salary paired with a decrease in the Annual Incentive Target for our NEOs, with the objective of maintaining overall executive compensation at approximately the same level as the prior year. Annual Incentive Targets as a percentage of Base Salary were decreased from 85% to 60% for our CEO and from 70% to 45% for our other NEOs.

Annual Incentive Compensation and Targets. Annual incentive compensation is intended to provide our NEOs a component of total cash compensation that represents an award for meeting corporate objectives that supports our strategic plan priorities. Annual incentive compensation is expressed as target amounts that may be earned as a percentage of base salary. The amounts of these targets are based on the individual’s qualifications and experience with the Company, past performance of duties, value to the Company, and the Company’s ability to pay.

For 2022, four corporate performance metrics were focused on two strategic priorities we believe are critical to our long-term success: increasing the value of our mineral project portfolio and optimization of our business functions necessary to increase our mineral portfolio value.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	22

Two corporate performance metrics were aimed at increasing the value of our mineral portfolio: (1) moving projects up the value curve and (2) monetization or valuation event for a mineral property. The other two corporate performance metrics focused on optimizing business operations were (1) attracting strategic investors and (2) expanding our base of financial investors. Our NEOs each share these corporate performance metrics formulated to advance the Company’s strategic plan priorities, which are weighted as shown in the table below:

Although it is intended that the Compensation Committee will follow the incentive award guidelines, the Committee has the discretion to increase or decrease the amounts based upon extenuating or unforeseen circumstances or to deny annual incentive awards whether or not performance targets are achieved, as it deems appropriate.

Achievement of Performance Indicators and Annual Award Payouts for 2022. For 2022, the NEOs qualified for 37.5% of the target award based on the achievement of corporate performance metrics, which apply to all of our NEOs. The Compensation Committee determined the following objectives were met:

•

Move projects up the value curve: The Compensation Committee assigned this a Target 100% level because management planned and managed to completion two of the 2022 Project Operational Goals including extensively mapping and reporting on the Lihir concession area to define a sampling plan and completing the first phase of mobilization, environmental and geological sampling/exploration in the CIC license area. This metric is weighted at 25%.

•

Expand the financial investor base: The threshold 50% level was achieved by securing investments from three institutional investors in an amount between $1 million and $4 million each. This metric is weighted at 25%.

Metric	Level Achieved	Weighting	Level x Weighting

Move projects up the value curve	100%	25%	25.0%

Expand financial investor base	50%	25%	12.5%

Percent Earned			37.5%

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	23

The following table identifies the target award as a percentage of base salary for each NEO in accordance with the executive compensation plan, the target achievement, and the actual incentive payout.

NEO	Base Salary	Target % of Base	Target Award $	Target Achievement	Incentive Payout

Mark D. Gordon, Chief Executive Officer	$495,000	60%	$297,000	37.5%	$111,375

Christopher E. Jones, Chief Financial Officer	$290,000	45%	$130,500	37.5%	$48,938

John D. Longley, President and COO	$290,000	45%	$130,500	37.5%	$48,938

These 2022 Annual Incentive award amounts were approved by the Compensation Committee during March 2023.

Long-Term Equity Incentive Awards. Long-term equity incentive (“LTI”) awards are designed to align a significant portion of total compensation with our long-term goal of increasing the value of the Company. These equity awards are designed to reward longer-term performance and facilitate equity ownership. The value of these targets is set by the Compensation Committee based on the individual’s qualifications and experience with the Company, past performance of duties and value to the Company. Target amounts as a percentage of base salary were set at 150% of the current base salary for the Chief Executive Officer and 120% for the Chief Operating Officer and Chief Financial Officer on March 7, 2022. The Chief Financial Officer was also targeted to receive additional long-term incentive awards because he was not included in the plan during the previous year. Because there were insufficient shares available in the 2019 Stock Incentive Plan at that time, long-term incentive award grants were not made until December 2022. At such time, the Compensation Committee determined to use stock options rather than restricted stock units for the awards and the ASC 718 fair value of options as of March 7, 2022, was used to quantify the number of award shares. The compensation value reported for the long-term incentive awards is the ASC 718 fair value on December 9, 2022, the grant date of the awards.

On December 9, 2022, Compensation Committee awarded grants of stock options with three-year service vesting to the following NEOs:

2022 Long-Term Incentive Awards(1)
Name	Position	Stock Option (shares)

Mark D. Gordon	Chief Executive Officer	137,154(2)

Christopher E. Jones	Chief Financial Officer	106,675(3)

John D. Longley	President & Chief Operating Officer	65,743(2)

(1)	The long-term incentive stock option awards made from the 2019 Stock Incentive Plan are valued based upon the ASC 718 fair value on December 9, 2022, the date of grant, which was $2.45.

(2)

Each stock option may be exercised for the purchase of one share of common stock at an exercise price of $3.60 per share. The options expire on December 9, 2027. The stock options vest in increments of one-third on each of December 20, 2022, 2023 and 2024.

(3)

Each stock option may be exercised for the purchase of one share of common stock at an exercise price of $3.60 per share. The options expire on December 9, 2027. The stock options vested with respect to 40,932 shares on December 9, 2022, with the balance of the options awarded vesting in increments of one-third on each of December 20, 2022, 2023 and 2024.

The following table includes the target long-term incentive award expressed as a percentage of base salary and the actual long-term incentive awarded on December 9, 2022, as a percentage of base salary in effect at the date of the award.

Name	Position	Target Long-Term Incentive Award as % of Base Salary	Actual Long-Term Incentive Award as % of 2022 Base Salary

Mark D. Gordon	Chief Executive Officer	0% - 150%	70.0%

Christopher E. Jones	Chief Financial Officer	0% - 120%	93.3%

John D. Longley	President & Chief Operating Officer	0% - 120%	57.3%

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	24

Pay Versus Performance Table
The following table sets forth information regarding the executive compensation actually paid to the Company’s Chief Executive Officer (“CEO”), the average of the executive compensation actually paid to the other two NEOs included in the 2022 Summary Compensation Table and the total shareholder return and net income for the fiscal years ended December 31, 2021 and December 31,
2022
.
2022 PAY VERSUS PERFORMANCE TABLE

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return(4)	Net Income (5)
2022	$928,804	$919,365	$549,280	$590,976	$54.65	$(23,140,750)
2021	$1,339,196	$800,380	$661,240	$463,407	$73.24	$(9,956,395)

(1)	Mark D. Gordon, Chief Executive Officer, is the PEO for each year ended December 31, 2022, and December 31, 2021.

(2)
Christopher E. Jones, Chief Financial Officer, and John D. Longley, President and Chief Operating Officer, are the two NEOs included in the calculation of the average executive compensation actually paid to our non-PEO
NEO’s for the year ended December 31, 2022. John D. Longley, President and Chief Operating Officer, and Laura L. Barton, Chief Business Officer, are the two NEOs included in the calculation of the average executive compensation actually paid to our non-PEO
NEOs for the year ended December 31, 2021.

(3)	The adjustment to executive compensation actually paid to Mr. Gordon, our PEO, and All Other Non-PEO NEOs for the applicable years ended December 31, 2022 and 2021 consist of:

Adjustments	PEO		Average non-PEO NEOs
	2022	2021	2022	2021
Deduction for amounts reported under “Stock Awards” & “Option Awards” in the Summary Compensation Table for applicable FY	$(366,027)	$(654,003)	$(211,212)	$(177,999)

Increase for ASC 718 fair value of Awards granted during applicable year that remain unvested as of applicable year end, determined as of applicable year end date	$246,877	$479,664	$118,338	$220,028

Increase for ASC 718 fair value of Awards granted during applicable year that vested during the applicable year, determined as of the vesting date	$388,879	$-	$158,099	$-

Increase/Deduction for Awards granted during the prior fiscal year that were outstanding as of the applicable fiscal year end, determined by the change in ASC 718 fair value from prior year end to applicable year end date	$(149,992)	$(364,477)	$(38,228)	$(117,861)

Increase/Deduction for Awards Granted during the prior fiscal year that vested during the applicable FY, determined by the change in ASC 718 fair value from prior YE to vesting date	$57,493	$-	$14,699	$-

Deduction for ASC 718 fair value of Awards Granted during a prior fiscal year that were forfeited during the applicable FY, determined as of the applicable year end date.	$(216,668)	$-	$-	$-

(4)
The total shareholder return is based on an investment of $100 in the company common stock on December 31, 2020. The closing stock price of our common stock used in the calculation of total shareholder return were, as of December 31, 2020, 2021, and 2022, $7.10, $5.20 and $3.88 respectively.

(5)
The net loss for the years ended December 31, 2021, and December 31, 2022, are from the audited financial statements contained in the SEC Form
10-K
filed for each year ended December 31, 2021 and December 31, 2022.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	25

The following chart illustrates the relationship between executive compensation actually paid to our PEO and the average of the executive compensation actually paid to our non-PEO

NEOs for the years ended December 31, 2022, and December 31, 2021 to the total shareholder return based on an initial investment of $100 in our common stock as of December 31, 2020.

The following chart illustrates the relationship between executive compensation actually paid to our PEO and the average of the executive compensation actually paid to our non-PEO

NEOs for the years ended December 31, 2022, and December 31, 2021 and net loss for the years ending December 31, 2022, and December 31, 2021 reported in our audited financial statements contained in the SEC Form

10-K

filed for each year ended December 31, 2022, and December 31, 2021.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	26

Other Policies and Practices Related to Executive Compensation
Compensation Recovery (“Clawbacks”)
.
We adopted a Clawback Policy in 2013 that applies to performance-based compensation linked to our reported financial results. Under this policy, in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, we may, at the discretion of the Compensation Committee, seek to recover from any executive officer who received cash-based or equity-based incentive compensation during the three-year period preceding the date on which we are required to prepare an accounting restatement, the amount by which such person’s cash-based or equity-based incentive compensation for the relevant period exceeded the lower payment that would have been made based on the restated financial results.
Retirement Plans and All Other Compensation.
Odyssey does not have any deferred compensation or retirement plans. Our officers participated in non-discriminatory
life and health insurance plans as did all other employees.
Life Insurance Benefits Payable upon Death of Our NEOs.
At December 31, 2022, there were life insurance policies that would have paid the following benefits upon the death of our NEOs as follows:

Named Executive Officer	Life insurance benefits payable upon the death of our NEOs as of December 31, 2022
Mark D. Gordon	$300,000
Christopher E. Jones	291,000
John D. Longley	290,000
Outstanding Equity Awards at 2022
Year-End
The following table shows the number of shares of common stock covered by outstanding
stock option
awards
that are exercisable and unexercisable, and the number of shares of common stock covered by unvested restricted stock awards for each of our NEOs as of December 31, 2022.
2022 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards		Stock Awards
Stock Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
	Exercisable	Unexercisable

Mark D. Gordon
	21,328	—	$26.40	12/31/2023	(3)
	39,333	—	$12.48	12/31/2024	(4)
	163,018	91,436	$3.60	12/09/2027	(5)
						88,449	$343,182

Christopher E. Jones
	62,846	43,829	$3.60	12/09/2027	(6)
						3,482	$13,510

John D. Longley
	1,987	—	$26.40	12/31/2023	(7)
	4,167	—	$12.84	12/31/2024	(8)
	17,917		$12.48	12/31/2024	(9)
	70,329	43,829	$3.60	12/09/2027	(10)
						41,745	$161,971

(1)
The restricted stock units vested December 20, 2022. Each restricted stock unit entitles the holder to one share of common stock upon vesting. The unissued shares are to be issued no later than December 31, 2023.

(2)
The market value of the equity incentive plan awards in the form of restricted stock units outstanding at year end are calculated by multiplying the number of shares represented by the stock awards by the closing price of our common stock on December 31, 2022, which was $3.88.

(3)	This option vested as to 7,109 shares on each of December 31, 2014 and 2015 and 7,110 shares on December 31, 2016.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	27

(4)	This option vested as to 13,111 shares on December 31, 2015, and in 1/36 th of the award monthly thereafter.

(5)	These options vested as to 163,018 shares on December 20, 2022 and will vest in 45,718 shares on each of December 20, 2023 and 2024.

(6)	These options vested as to 62,846 shares on December 20, 2022 and will vest in 21,915 shares on December 20, 2023 and 21,914 shares on December 20, 2024.

(7)	This option vested as to 662 shares on December 31, 2014 and 2015 and 663 shares on December 31, 2016.

(8)	This option vested in one-third increments of 1,389 shares on each of October 6, 2015, 2016 and 2017.

(9)	This option vested as to 5,972 shares on December 31, 2015, and in 1/36 th of the award monthly thereafter.

(10)	These options vested as to 70,329 shares on December 20, 2022 and will vest in 21,915 shares on December 20, 2023 and 21,914 shares on December 20, 2024.
Potential Payments Upon Termination or Change in Control
Change in Control
Mr. Gordon has a written employment agreement that provides for payments at, following, or in connection with a change-in-control
of the Company or termination. There are no other employment contracts or agreements, whether written or unwritten, with our other NEOs. Under our stock incentive plans, the Compensation Committee has the discretion, but not the obligation, to accelerate the vesting or to compensate holders of otherwise unvested stock incentives in the event of a change in control. Only options or restricted stock awards not assumed by the entity taking control are subject to potential acceleration of vesting under a change in control
.
Termination
Mr. Gordon’s employment may be terminated at any time by Odyssey with or without cause or by Mr. Gordon with or without good reason on 90 days’ written notice. If Mr. Gordon’s employment is terminated by Odyssey without cause, by Mr. Gordon with good reason, as a result of Mr. Gordon’s disability, or if Odyssey elects not to renew the employment agreement at the end of the initial term or any renewal term, Mr. Gordon will be entitled to receive (a) the Accrued Obligations; (b) an amount equal to 200.0% of his salary and target annual incentive award for the year in which termination occurs; (c) a prorated incentive award or bonus for the year in which termination occurs; and (d) reimbursement for the monthly COBRA premium paid by Mr. Gordon for group health insurance coverage for him and his dependents. All outstanding unvested stock options and restricted stock awards (other than the initial grant described above under “Employment Agreements with Our Named Executive Officers”) will become fully vested, and 50.0% of the initial grant of restricted stock will become fully vested, with the balance to vest or be forfeited in accordance with the initial award agreement. If Mr. Gordon’s employment is terminated by Odyssey with cause, by Mr. Gordon without good reason, as a result of Mr. Gordon’s death, or if Mr. Gordon elects not to renew the employment agreement at the end of the initial term or any renewal term, Odyssey will have no further payment obligations to Mr. Gordon other than for the Accrued Obligations. Payments that would have been due to Mr. Gordon and the value of equity awards that would have vested had he been terminated on December 31, 2022, are shown in the table below.

Severance Benefit Due to Mr. Gordon Upon Termination	Without Cause; For Good Reason; Disability; Company Non-Renewal $	For Cause; Without Good Reason; Death; Mr. Gordon Non-Renewal $	Severance Benefit Due to Mr. Gordon Upon Change In Control $
Accrued Obligations (1)	113,240	113,240	113,240
Cash Severance	1,831,500(2)	-	2,289,375(5)
Equity (3)	414,409	-	414,409
COBRA (4)	43,870	-	43,870

(1)
The Accrued Obligations may consist of (i) base salary through date of termination, (ii) annual incentives earned prior to year of termination, (iii) the value of unused vacation accrued though date of termination, or (iv) reimbursement of unreimbursed reasonable business expenses.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	28

(2)
The Cash Severance consists of two times the sum of Mr. Gordon’s base salary in effect on December 31, 2022, and his target annual incentive award which is calculated at 85.0% of base salary, calculated as follows: 2 x ($495,000 + $420,750).

(3)
Upon termination at December 31, 2022, Mr. Gordon would vest in 88,449 restricted stock units valued at $3.88 per share which was the closing price of our common stock on December 31, 2022 and 254,454 in-the-money
stock options having an exercise price of $3.60 per share.

(4)	COBRA payments are estimated over an 18-month period and would be reimbursable to Mr. Gordon on a monthly basis.

(5)
The Cash Severance for Termination due to a Change in Control consist of two-and-one-half
times the sum of Mr. Gordon’s base salary in effect on December 31, 2022, and his target annual incentive award which is calculated at 85.0% of base salary, calculated as follows: 2.5 x ($495,000 + $420,750).

Tax and Accounting Implications
Section 162(m) of the Internal Revenue Code provides that the Company may not deduct compensation of more than $1,000,000 per year to named executive officers except, in the case of equity awards granted prior to 2018, to the extent it constitutes performance-based compensation. It is possible that a portion of the payments that might be payable to Mr. Gordon under the written employment agreement with him may not be fully deductible.
Director Compensation
The Compensation Committee approved a 2022 Board of Directors Compensation Plan for directors who are not our employees under which they would be entitled to receive the following compensation for their service on our Board of Directors:

•	Annual retainer of $40,000 per director. Additional annual retainers as follows for chairmanship duties:

Lead Director	$15,000

Audit Committee Chairman	$10,000

Compensation Committee Chairman	$ 5,000

Governance and Nominating Committee Chairman	$ 5,000

•
In addition, outside directors are compensated $1,000 per meeting attended in person including full Board meetings, and Audit Committee, Governance and Nominating Committee and Compensation Committee meetings.

•	Meetings attended telephonically and private sessions of the Board and Audit Committee earned compensation of $500 for attendance.

•	An equity component valued at $25,000 per director in the form of stock or option awards from the Company stock incentive plan to be awarded to independent directors on or about year end.

•	We do not pay amounts that would be classified as perquisites or other compensation to our directors, and there are no existing or potential change-in-control, retirement or legacy obligations.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	29

The table below indicates the amounts earned by each director for 2022:
2022 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Award($)	Total ($)
John C. Abbott(1)	$63,500	$25,000	$88,500
Mark B. Justh(2)	$66,500	$25,000	$91,500
James S. Pignatelli(3)	$52,500	$25,000	$77,500
Jon D. Sawyer(4)	$57,000	$25,000	$82,000
Todd E. Siegel(5)	$58,000	$25,000	$83,000

(1)	Mr. Abbott elected to receive 14,205 shares of common stock with a fair value of $57,000 in lieu of cash compensation for 2022. Mr. Abbott had 11,418 stock options outstanding as of December 31, 2022.

(2)	Mr. Justh elected to receive 14,076 shares of common stock with a fair value of $55,000 in lieu of cash compensation for 2022. Mr. Justh had 5,000 stock options outstanding as of December 31, 2022.

(3)	Mr. Pignatelli elected to receive 11,630 shares of common stock with a fair value of $44,500 in lieu of cash compensation for 2022.

(4)
Mr. Sawyer elected to receive 11,517 shares of common stock with a fair value of $45,000 in lieu of total cash and equity compensation for 2022. Mr. Sawyer had 11,908 stock options outstanding as of December 31, 2022.

(5)	Mr. Siegel elected to receive 13,901 shares of common stock with a fair value of $55,000 in lieu of cash compensation for 2022.
Director Compensation for 2023
Director compensation for 2023 will be modified from 2022 director compensation by eliminating meeting fees and increasing the annual equity award component. The Lead Director retainer will be increased by $5,000 annually from the 2022 amount. Directors will have the option of accepting their retainers in cash or equity. The following table provides an estimate of director compensation for 2023:
2023 ESTIMATED DIRECTOR COMPENSATION

	Lead Director	Audit Chair	Compensation Chair	Governance Chair	Committee Member Only(2)
Total retainer	$60,000	$50,000	$ 45,000	$ 45,000	$40,000
Estimated equity value(1)	$45,000	$45,000	$ 45,000	$ 45,000	$45,000
Estimated total compensation	$105,000	$95,000	$ 90,000	$ 90,000	$85,000

(1)	Equity awards are determined by the Board of Directors and may be in stock options or restricted stock awards.

(2)	Assumes no chair duties

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	30

Certain Relationships and Related Party Transactions
The Board of Directors has a written policy and procedures for the review, approval or ratification of transactions with executive officers, directors and nominees for director, any person who is a security holder known to us to be the beneficial owner of more than five percent of any class of our stock, and immediate family members of these parties. In general, the policy provides certain transactions with these related persons are subject to the review, approval and/or ratification of the disinterested members of the Board of Directors. All proposed or completed related party transactions are to be reported to our Disclosure Committee no later than the end of the current quarter and the Disclosure Committee will present the transaction to the Board of Directors for review, ratification or approval. If ratification of a transaction is not forthcoming, management must make all reasonable efforts to cancel or annul that transaction. If a transaction with a related party is entered into without the pre-approval
of the Board of Directors, it shall not be deemed to violate these policies and procedures, or be invalid or unenforceable, so long as the transaction is brought to the Board of Directors for ratification as promptly as reasonably practical after it is entered into or brought to the Company’s attention. The Board of Directors may use any process and review any information that it determines is reasonable to determine if a transaction is obtained in a comparable arm’s length transaction with a third party unrelated to the Company.
In addition, on an annual basis, each of our directors and executive officers completes a questionnaire and discloses information regarding entities with which they and their immediate family members are affiliated. Any person nominated for election as a director must complete a questionnaire no later than the date he or she becomes a member of the Board of Directors. Any person who becomes an executive officer must complete a questionnaire as soon as reasonably practicable thereafter.
Our Board of Directors annually reviews all transactions and relationships including any disclosed in the director and officer questionnaires and approves or ratifies, as applicable, any transactions with related persons. The Board of Directors makes a formal determination regarding each director’s independence.
During fiscal year 2022, we had transactions, arrangements and relationships with entities with which some of our related persons, specifically certain of our directors, are affiliated. In accordance with the procedures in the Company’s policy, the Board of Directors reviewed and determined the following related persons had no direct or indirect material interest in those transactions, arrangements and relationships.
We currently provide services to a
deep-sea
mineral exploration company, CIC, Limited (“CIC”) which was organized and is majority owned and controlled by Greg Stemm, Odyssey’s past Chairman of the Board. Mr. Stemm’s involvement with this company was disclosed to, and approved by, the Odyssey Board of Directors and legal counsel pursuant to the terms of Mr. Stemm’s consulting agreement in effect at that time. A current Odyssey director, Mark B. Justh, made an investment into CIC’s parent company and indirectly owns approximately 11.5% of CIC. Another current Odyssey director, Laura L. Barton, is also a director of CIC. We expect Mr. Justh and Ms. Barton to recuse themselves from any decisions of the Board of Directors regarding CIC. The Board of Directors made a determination that Mr. Justh’s indirect ownership in CIC does not impair his independence under applicable rules. We are providing services to CIC pursuant to a Services Agreement that provides for back-office services in exchange for a recurring monthly fee as well as other mineral related services on a cost-plus profit basis and will be compensated for these services with a combination of cash and equity in CIC. In 2022, we invoiced CIC a total of $1,334,702 for technical and support services. We accept equity in payment of certain of the amounts due from CIC and have the option to accept equity in payment for other amounts due from CIC.
On July 15, 2021, MINOSA assigned $563,715 of convertible indebtedness owed to MINOSA by Odyssey to James S. Pignatelli, a director of the Company, and that indebtedness was convertible at a conversion rate of $4.35 per share. During March 2023, the convertible indebtedness owed Mr. Pignatelli in the aggregate principal plus accrued interest amount of approximately $630,000 was settled by issuance of a new note in the principal amount of $500,000 convertible at $3.78 per share. These transactions were reviewed and approved by the independent members of the Board of Directors.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	31

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

CHANGES IN THE REGISTRANT’S INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM

On March 30, 2023, Warren Averett LLP (“Warren Averett”) notified us it would decline to stand for re-appointment as our independent auditors for the fiscal year ending December 31, 2023 and beyond. Warren Averett advised Odyssey that its decision not to stand for re-appointment was due to Warren Averett’s transition away from conducting audits of public companies.

Warren Averett’s audit reports on the financial statements for the two years ended December 31, 2021 and December 31, 2020, did not contain, and its audit report on the financial statements for the year ended December 31, 2022 is not expected to contain, an adverse opinion or disclaimer of opinion, and they were not (or are not expected to be) qualified or modified as to audit scope or accounting principles. Warren Averett’s audit report for the two years ended December 31, 2021 and 2020, contained, and its audit report for the year ended December 31, 2022, is expected to contain, an explanatory uncertainty paragraph regarding our ability to continue as a going concern.

During the two years ended December 31, 2022 and December 31, 2021, (i) there were no disagreements with Warren Averett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Warren Averett, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on our financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

We requested that Warren Averett furnish us with a letter addressed to the Securities Exchange Commission stating whether Warren Averett agrees with the statements contained above. A copy of the letter from Warren Averett to the Securities Exchange Commission is filed as an exhibit hereto.

In view of Warren Averett’s decision not to stand for re-appointment as our independent auditor, the Audit Committee of our Board of Directors completed a competitive process to review the appointment of our independent registered public accounting firm for the year ending December 31, 2023. As a result of this process and following careful deliberation, on or about March 30, 2023, we engaged Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The decision to select Grant Thornton LLP was approved by our Audit Committee on March 30, 2023.

During the two years ended December 31, 2022 and December 31, 2021, and during the interim period through the date of our engagement of Grant Thornton LLP, we did not consult with Grant Thornton LLP on items that: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us that Grant Thornton LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of Grant Thornton LLP does not reflect any disagreements with or dissatisfaction by us, our Audit Committee, or our Board of Directors with the performance of our prior independent auditors Warren Averett for the fiscal years ended December 31, 2022 and December 31, 2021.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Representatives of Grant Thornton LLP may be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	32

In the event the stockholders fail to ratify the selection of Grant Thornton LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Independent Public Accounting Firm’s Fee

The following is a summary of the fees billed to us by Warren Averett, LLC for professional services rendered for the fiscal years ended December 31, 2021 and 2022:

Fee Category	2022	2021
Audit Fees(1)	$172,000	$156,700
Audit-Related Fees(2)	5,500	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$177,500	$156,700

(1)

Audit Fees consist of fees for the audit of Odyssey’s consolidated financial statements in our Annual Report on Form 10-K, review of Odyssey’s interim condensed consolidated financial statements in each of our Quarterly Reports on Form 10-Q, and services that are normally provided by Warren Averett, LLC in connection with statutory and regulatory filings and engagements.

(2)	Audit-Related Fees consist of fees related to a PCAOB Audit.

Independence of Principal Accountant and Other Audit Committee Considerations

The Audit Committee reviews at least annually the independent auditors’ qualifications, performance and independence including that of the lead partner. On January 9, 2023, our Audit Committee received written confirmation from Warren Averett, LLC that the firm is independent of the Company in compliance with PCAOB Rule 3526 and in compliance with Rule 3520 within the meaning of the federal securities laws administered by the Securities and Exchange Commission.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Certified Public Accounting Firm

The Company’s independent registered public accounting firm may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may the Company’s principal accountant be engaged to provide any other non-audit service unless it is determined that the engagement of the principal accountant provides a business benefit resulting from its inherent knowledge of the Company while not impairing its independence. The Audit Committee must pre-approve the engagement of the Company’s principal accountant to provide both audit and permissible non-audit services. No non-audit services were provided by the independent registered public accounting firm during the past two fiscal years.

The affirmative vote of a majority of the votes properly cast at the Annual Meeting is required to approve this proposal. Discretionary broker voting is allowed. Abstentions will not affect the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Grant Thornton LLP to serve as our independent registered certified public accounting firm for the fiscal year ending December 31, 2023.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	33

PROPOSAL NO. 3: FREQUENCY OF ADVISORY COMPENSATION VOTE AT OUR ANNUAL MEETINGS OF STOCKHOLDERS

Background

The Dodd-Frank Act requires U.S. public corporations to propose an advisory (non-binding) vote on the frequency of holding an advisory “say-on-pay” vote regarding the compensation of named executive officers at least once every six years. The frequency vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors; however, the Board of Directors is committed to excellence in governance and is aware of the significant interest in executive compensation matters by stockholders and the general public.

Our stockholders voted on a similar proposal in 2017 with approximately 86% of the shares voting on the proposal voting to hold the say-on-pay vote every year. We continue to believe that say-on-pay votes should be conducted every year so that our stockholders may annually express their views on our executive compensation program.

Proposal

The Company is presenting Proposal No. 3, which gives you, as a stockholder, the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, by voting for one of the following options:

[SELECT ONLY ONE OPTION]

☐ One year	☐ Three years

☐ Two years	☐ Abstain

The proxy card provides stockholders with four choices (every one, two, or three years, or abstention from voting). Stockholders are not voting to approve or disapprove the Board of Directors’ recommendation. The option that receives the highest number of votes cast by the stockholders will be the frequency for the advisory vote on named executive compensation deemed to have been approved by the stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR a frequency of One year.

Effect of Vote

Because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on named executive compensation more or less frequently than the option approved by our stockholders.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	34

PROPOSAL NO. 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

We provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with Section 14A of the Exchange Act. This vote is referred to as a “say-on-pay” vote.

The Summary Compensation Table and narrative discussion under the heading “EXECUTIVE COMPENSATION AND RELATED INFORMATION” contained in this proxy statement describe our executive compensation program and the compensation of our named executive officers for 2022. The Board of Directors is asking stockholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 (m) through (r) of Regulation S-K, including the compensation tables and other narrative executive compensation disclosures contained in the Company’s 2023 Proxy Statement, is hereby APPROVED.”

We believe that executive compensation should be aligned with the interests of the Company’s stockholders. In addition, executive compensation is designed to allow the Company to recruit, retain and motivate employees who play a significant role in the organization’s current and future success.

As a focus on the Company’s long-term performance, we believe that long-term equity awards are effective tools for aligning management and stockholder interests to increase overall stockholder value. In addition, the executive officers are often asked to implement long-term initiatives for the Company that, by definition, take more than one fiscal year to accomplish. Stability and continuity among the executive officers aids the Company in its implementation of such long-term initiatives.

The Compensation Committee regularly reviews our executive compensation program to ensure that compensation is closely tied to aspects of our performance that our executive officers can impact and that are likely to have an impact on stockholder value.

At the 2017 Annual Meeting, the Board of Directors recommended stockholders approve holding a “say-on-pay” vote every year. Our stockholders supported that recommendation. Accordingly, we will hold a “say-on-pay” vote annually until the 2023 annual meeting when stockholders will be asked to vote again on how frequently we should hold the “say-on-pay” vote.

The vote on this “say-on-pay” proposal is advisory, which means that the vote will not be binding on the Company, the Board of Directors or the Compensation Committee. The Compensation Committee will review and consider the results of the vote on this proposal in connection with its regular evaluations of our executive compensation program. As the Board of Directors has currently determined to hold this vote each year, the next “say-on-pay” vote will be held at the 2023 Annual Meeting of Stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that the stockholders vote FOR the advisory approval of the compensation of our named executive officers.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	35

STOCKHOLDER PROPOSALS FOR 2024

ANNUAL MEETING OF STOCKHOLDERS

Stockholders may submit proposals for inclusion in our proxy materials in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2024 Annual Meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and such proposals must be received by us no later than December 27, 2023. Such proposals should be delivered to Odyssey Marine Exploration, Inc., Attn: Corporate Secretary, 205 S. Hoover Boulevard, Suite 210, Tampa, Florida 33609.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

Statements contained in this proxy statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this proxy statement. The forward-looking statements are made as of the date of this proxy statement and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements, except as required by law.

We caution you not to place undue reliance on any forward-looking statements made by, or on behalf of us in this proxy statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in our other current and subsequent filings with the SEC.

PROXY SOLICITATION AND COSTS

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, this proxy statement, the proxy card and any additional solicitation material that we may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries, custodians and other nominees holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by our directors, officers and employees. No additional compensation will be paid to these individuals for any such services.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

A number of brokers with account holders who beneficially own our common stock will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge Financial Solutions, either by calling toll-free (800) 542-1061, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	36

Upon written or oral request, Odyssey will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of our annual report and proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of our annual report and proxy materials, you may call 1-800-579-1639 or by email: sendmaterial@proxyvote.com. NOTE: Include the 16 Digit Control Number located on the Notice in the subject line of your e-mail.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one copy in the future, are asked to contact Computershare (if a registered holder) or their bank, broker or other nominee (if a beneficial holder) to request information about householding.

FORM 10-K

We will mail without charge, upon written request, a copy of the Odyssey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including the consolidated financial statements, schedules and list of exhibits, specifically requested. Requests should be sent to: (1) BY INTERNET: www.proxyvote.com; (2) BY TELEPHONE: 1-800-579-1639; (3) BY EMAIL: sendmaterial@proxyvote.com. NOTE: Include the 16 Digit Control Number located on the Notice in the subject line of your e-mail.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC are available to the public on the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document that we file with the SEC at its public reference room at 100 F Street, NE, Washington D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference room and their copy charges.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Stockholders: This proxy statement is available for viewing on the Internet at www.proxyvote.com for those stockholders who received a Notice of Internet Availability of Proxy Materials and also available on our website at www.odysseymarine.com. If you view the proxy materials through the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matter in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Mark D. Gordon

Chief Executive Officer and Chairman of the Board of

Directors

Dated: April 25, 2023

ODYSSEY MARINE EXPLORATION, INC.-2023 Proxy Statement	37

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above ODYSSEY MARINE EXPLORATION, INC. Use the Internet to transmit your voting instructions and for electronic delivery of 205 S. HOOVER BLVD information up until 11:59 p.m. Eastern Time on June 04, 2023. Have your proxy card in SUITE 210 TAMPA, FL 33609 hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 04, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) Laura L. Barton 02) Mark D. Gordon 03) Mark B. Justh 04) Jon D. Sawyer 05) Todd E. Siegel The Board of Directors recommends you vote FOR The Board of Directors recommends you vote FOR proposal 2. For Against Abstain proposal 4. For Against Abstain 2. To ratify the appointment of Grant Thornton LLP 0 0 0 4. To obtain non-binding advisory approval of the 0 0 0 as the Company’s independent registered compensation of the Odyssey Marine Exploration, certified public accounting firm. Inc. named executive officers. The Board of Directors recommends you NOTE: Such other business as may properly come vote 1 YEAR on proposal 3. 1 year 2 years 3 years Abstain before the meeting or any adjournment thereof. 3. To hold a non-binding advisory vote to 0 0 0 0 determine the frequency of future advisory votes on executive compensation. . 6 Yes No . 0 . 0 Please indicate if you plan to attend this meeting 0 0 R1 1 _ Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or 0000609695 partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com ODYSSEY MARINE EXPLORATION, INC. Annual Meeting of Stockholders June 05, 2023 9:30 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Mark D. Gordon and Mark B. Justh, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ODYSSEY MARINE EXPLORATION, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on June 05, 2023, at the Hampton Inn and Suites, Tampa Airport Avion Park Westshore, 5329 Avion Park Drive, Tampa, FL 33607, and at any and all adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. . 6 . 0 . 0 R1 _ 2 0000609695 Continued and to be signed on reverse side